UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 9, 2006
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement, and Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Press Release
Transcript of Earnings Conference Call

Item 1.01 Entry into a Material Definitive Agreement, and Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 15, 2006, Mariner Energy, Inc. (“Mariner”) announced that it had completed its offer to exchange all of its privately placed 7 1/2% Senior Notes due 2013. In completing the exchange offer, Mariner issued $300,000,000 aggregate principal amount of its 7 1/2% Senior Notes due 2013 in a transaction registered under the Securities Act of 1933 (the “New Notes”), in exchange for the same principal amount of 7 1/2% Senior Notes due 2013 which had been issued in an April 24, 2006 private placement transaction (the “Old Notes” and together with the “New Notes”, the “Notes”). The exchange offer expired at 5:00 p.m., New York City time, on November 9, 2006 and was completed on November 10, 2006.
The terms of the New Notes are substantially identical to those of the Old Notes, except that the transfer restrictions, registration rights and special interest provisions relating to the Old Notes do not apply to the New Notes. The Notes were issued pursuant to an Indenture, dated April 24, 2006, among Mariner, the guarantors party thereto, and Wells Fargo Bank, N.A., as trustee (the “Indenture”). The exchange offer was made pursuant to an Exchange and Registration Rights Agreement, dated as of April 24, 2006, among Mariner, the guarantors party thereto and the initial purchasers party thereto (the “Registration Rights Agreement”).
A copy of the press release announcing completion of the exchange offer is attached as Exhibit 99.1 and incorporated herein by reference. A copy of each of the Indenture governing the Notes and the Registration Rights Agreement previously was filed as an exhibit to Mariner’s Form 8-K filed on April 25, 2006 which contains a summary of certain terms of the Notes, the Indenture and the Registration Rights Agreement. Each of the Indenture and Registration Rights Agreement is incorporated herein by reference. Summary descriptions of these agreements are qualified in their entirety by the agreements themselves.
Item 2.02 Results of Operations and Financial Condition.
On November 9, 2006, Mariner issued a press release that announced financial results for the third quarter 2006 and provided an operational update. A copy of the press release is attached as Exhibit 99.2. On November 10, 2006, Mariner held a conference call to discuss third quarter 2006 earnings and operational updates. A transcript of the call is attached as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

No.	Description

4.1	Indenture, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 25, 2006).

4.2	Exchange and Registration Rights Agreement, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and the initial purchasers party thereto (incorporated by reference to Exhibit 4.2 to Mariner’s Form 8-K filed on April 25, 2006).

99.1	Press Release dated November 15, 2006.

99.2	Press Release dated November 9, 2006.

99.3	Transcript of Earnings Conference Call held November 10, 2006.
In accordance with Instruction B to Form 8-K, Exhibit 99.3 is being furnished and not filed.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: November 15, 2006	By:	/s/ John H. Karnes
John H. Karnes,
Senior Vice President and Chief Financial Officer

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Exhibit Index

No.	Description

4.1	Indenture, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 25, 2006).

4.2	Exchange and Registration Rights Agreement, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and the initial purchasers party thereto (incorporated by reference to Exhibit 4.2 to Mariner’s Form 8-K filed on April 25, 2006).

99.1	Press Release dated November 15, 2006.

99.2	Press Release dated November 9, 2006.

99.3	Transcript of Earnings Conference Call held November 10, 2006.
In accordance with Instruction B to Form 8-K, Exhibit 99.3 is being furnished and not filed.

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